SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 15, 1995
                Date of Report (date of earliest event reported)


                             MEDNET, MPC CORPORATION
             (Exact name of Registrant as specified in its charter)

    Nevada                        0-17120                      88-0215949
---------------           ------------------------       ----------------------
State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                          Identification Number)
Incorporation)


                                871-C Grier Drive
                             Las Vegas, Nevada 89119
                    ----------------------------------------
                    (Address of principal executive offices)


                                  702-361-3119
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On September 15, 1995, Mednet, MPC Corporation (the "Company") completed the acquisition of the assets (excluding cash and like assets) of Home Pharmacy, a division of ArcVentures, Inc. ("Arc") pursuant to an Asset Purchase Agreement dated July 29, 1995. Arc was not affiliated with the Company.

Home Pharmacy is a mail service pharmacy and prescription benefits management company based in Chicago, Illinois. The mail service business acquired from Home Pharmacy, together with regional mail service fulfillment for the Company's Medi-Mail business, will be operated from a new 14,000 square foot facility leased by the Company in Chicago. The Company intends to fully integrate the acquired mail service business with its existing Medi-Mail business. The Home Pharmacy prescription benefits management business will be integrated with the Company's MediClaim subsidiary headquartered in LeMoyne, Pennsylvania.

The Company will file, in the time period required by applicable regulations, pro forma financial information regarding the Company and the acquired business and historical financial information for the acquired business. Such pro forma information will not reflect any potential operational and purchasing efficiencies resulting form the larger scale of the combined businesses.

The assets acquired included customer contracts, computers and other equipment, the right to the name "Home Pharmacy" and certain other intellectual property. The Company acquired up to $1,000,000 of Home Pharmacy's inventory, but did not acquire the balance of Home's inventory or its cash or like assets.

The purchase price for the assets other than the inventory was $15,150,000, consisting of $8,000,000 paid at closing, $2,500,000 represented by a short term note and $4,650,000 represented by a hold-back note. The amount of the hold-back note is due thirteen months from the closing unless accelerated on default. The hold-back note was modified subsequent to the initial closing to remove contingencies based on future performance of the acquired business. The short term note and the hold back note are secured by shares of the Company's common stock. The value of the acquired inventory will be paid in two installments due 30 days and six months from closing.

In determining the amount of consideration to be paid for the Home Pharmacy assets, the Company considered the historical level of operations of Home Pharmacy, the potential efficiencies of scale and marketing benefits which might be obtained by combining the two businesses, the price the Company had paid for similar acquisitions in the past, the value of Home Pharmacy's customer base and similar factors. The acquisition of Home Pharmacy will be accounted for as a purchase.

The foregoing is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed as an exhibit.

The Company obtained the funds to purchase the assets and additional working capital from the issuance of common stock, warrants to purchase common stock and 10% Series A Convertible Exchangeable Preferred Stock equivalent to a total of 4,701,616 shares of common stock1/. The preferred stock is entitled to a dividend of 10% of the face amount, which may be paid in common stock for the first twelve quarterly dividend payments. Each share of preferred stock is entitled to a liquidation preference of $20.00 per share and is convertible, under certain circumstances into 6 2/3 shares of common stock. The preferred stock generally votes as a class with the common stock, but is entitled to vote as a separate class on certain significant corporate events and other matters affecting the preferred stock directly. If a default in the payment of the preferred stock dividend occurs, the holders of the preferred stock are given the right to elect two directors until the default has been cured. The preferred stock must be redeemed by the Company for its full face amount, plus accrued but unpaid dividends, in September, 2005. The preferred stock is protected from dilution in certain circumstances. The foregoing is qualified in its entirety by reference to the Certificate of Designation of the preferred stock. Certain affiliates of the Company purchased preferred or common stock on the same terms as third parties.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     (a) The following financial statements of Home Pharmacy (a division of ArcVentures, Inc.) were filed with Amendment No. 1 to this Form 8-K:

          (1) Unaudited Statements of Assets and Liabilities at September 15, 1995 and December 31, 1994

          (2) Unaudited Statements of Revenue and Expenses (excluding income taxes) for the periods ended September 15, 1995, June 30, 1995, March 31, 1995, December 31, 1994 and September 30, 1994.

          (3) Unaudited Statement of Equity for the eight and one half months ended September 15, 1995.

          (4) Unaudited Statements of Cash Flows for the periods ended September 15, 1995, June 30, 1995 and March 31, 1995.

          (5) Statements of Assets and Liabilities at June 30, 1995 and 1994

          (6) Statements of Revenues and Expenses (excluding income taxes) for the years ended June 30, 1995, 1994 and 1993.

          (7) Statements of Equity for the years ended June 30, 1995, 1994 and 1993.

          (8) Statements of Cash Flows for the years ended June 30, 1995, 1994 and 1993.

The following is being filed with this Amendment:

          (9) Report of Independent Public Accountants

     (b) The Company's Form 10-Q for the quarter ended September 30, 1995 contains a balance sheet at September 30, 1995 which includes the acquired business. Pro forma balance sheets are therefore not required to be filed as part of this Form 8-K. The following revised pro forma financial information regarding the acquired business is filed with this Amendment No. 2:

          (1) Pro forma Income Statement for the twelve months ended December 31, 1994.

          (2) Pro forma Income Statement for the nine months ended September 30, 1995


     (c) The following exhibits were filed with the original of this report:

          (1) Asset Purchase Agreement, as amended.

          (2)   Certificate  of   Designations   of  10%  Series  A  Convertible
     Exchangeable Preferred stock

          The following exhibit is filed herewith:

                  3.       Consent of Arthur Andersen, LLP

--------
1/       Assumes conversion of all preferred stock and exercise of all warrants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MEDNET, MPC CORPORATION


Dated:  January 17, 1996                           By  /s/ M.B. Merryman
                                                      ------------------------
                                                      M.B. Merryman, President

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
ArcVentures, Inc.:

We have audited the accompanying statements of assets and liabilities of HOME PHARMACY (a division of ArcVentures, Inc., an Illinois corporation) as of June 30, 1995 and 1994, and the related statements of revenues and expenses (excluding income taxes), equity and cash flows for each of the three years in the period ended June 30, 1995. These financial statements are the responsibility of Home Pharmacy's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The statements of assets and liabilities, revenues and expenses (excluding income taxes), equity and cash flows were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for filings pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934) as described in Note 1 and are not intended to be a complete presentation of Home Pharmacy's results of operations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of Home Pharmacy as of June 30, 1995 and 1994, and its revenues and expenses (excluding income taxes) and its cash flows for each of the three years in the period ended June 30, 1995, in conformity with generally accepted accounting principles.




                                                    /s/ARTHUR ANDERSEN LLP

Chicago, Illinois,
October 6, 1995

                             MEDNET, MPC CORPORATION
                      UNAUDITED PRO FORMA INCOME STATEMENTS


These pro forma financial statements reflect the September 15, 1995 acquisition of Home Pharmacy. The pro forma income statment is presented as if the transaction occurred at the beginning of the nine months ended September 30, 1995 and the year ended December 31, 1994. A pro forma balance sheet is not presented because the balance sheet as reported in the Company's Form 10-Q for the quarter ended September 30, 1995 included the acquisition.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma operations and financial information do not purport to represent what the Company's financial position or results of operations would actually have been had the transactions in fact occurred on such date or to project the Company's financial position or results of operations for any future date or period.

A further description of the purchase business combination, nature and pro forma adjustments follow the pro forma financial statements.

                            Mednet, MPC Corporation
                      Unaudited Pro Forma Income Statement
                          Year Ended December 31, 1994


                                                                                                          Pro Forma
                                                                           Mednet       Home Pharmacy    Adjustments     Pro Forma
                                                                         -----------------------------------------------------------

Net Sales .........................................................      67,863,000      51,281,000                     119,144,000

Cost of Sales .....................................................      58,793,000      43,787,000                     102,580,000

Gross Profit ......................................................       9,070,000       7,494,000                      16,564,000

Selling, general and administrative expenses ......................      14,794,000       6,188,000         451,000      21,433,000
                                                                                                             Note 2
Related-party expense allocations .................................                         620,000        (620,000)              0
                                                                                                             Note 2
Operating (loss) ..................................................      (5,724,000)        686,000         169,000      (4,869,000)

Other income (expenses):
Debt conversion cost ..............................................        (203,000)                                       (203,000)
Interest expense ..................................................        (310,000)       (175,000)       (397,000)       (882,000)
Interest income ...................................................          49,000                          Note 2          49,000
Rental income .....................................................           4,000                                           4,000
Other, net ........................................................         168,000                                         168,000

Total Other Income (Loss) .........................................        (292,000)       (175,000)       (397,000)       (864,000)

Net Income (Loss) .................................................      (6,016,000)        511,000        (228,000)     (5,733,000)

Net (Loss) Per Common Share ......................................                                                            (0.24)

Weighted Average Shares ..........................................                                                       24,265,185


                            Mednet, MPC Corporation
                      Unaudited Pro Forma Income Statement
                      Nine Months Ended September 30, 1995


                                                                                                      Pro Forma
                                                                                       Mednet         Adjustments        Pro Forma
                                                                                 ---------------------------------------------------

Net Sales .................................................                           83,693,000                         83,693,000

Cost of Sales .............................................                           71,262,000                         71,262,000

Gross Profit ..............................................                           12,431,000                         12,431,000

Selling, general and administrative expenses ..............                           12,991,000         338,000         13,329,000
                                                                                                          Note 2
Operating (loss) ..........................................                             (560,000)       (338,000)          (898,000)

Other income (expenses):
Subsidiary operations for period not owned ................                             (982,000)        982,000                  0
Interest expense ..........................................                             (627,000)       (338,000)          (965,000)
Interest income ...........................................                               31,000          Note 2             31,000
Other, net ................................................                             (134,000)                          (134,000)

Total Other Income (Loss) .................................                           (1,712,000)        644,000         (1,068,000)

Net Income (Loss) .........................................                           (2,272,000)        306,000         (1,966,000)

Net (Loss) Per Common Share ...............................                                                                   (0.07)

Weighted Average Shares ...................................                                                              26,827,221



                            Mednet, MPC Corporation
                      Notes to Pro Forma Income Statements


Note 1.  Acquisition of Home Pharmacy

On September 15, 1995, Mednet, MPC Corporation (the "Company") completed the acquisition of the assets (excluding cash and like assets) of Home Pharmacy, a division of ArcVentures, Inc. pursuant to an Asset Purchase Agreement dated July 29, 1995.

Home Pharmacy is a mail service pharmacy and prescription benefits management company based in Chicago, Illinois. The Company intends to fully integrate the acquired mail service business with its existing Medi-Mail business. The Home Pharmacy prescription benefits management business will be integrated with the Company's Medi-Claim subsidiary headquartered in LeMoyne, Pennsylvania.

The assets acquired included customer contracts, computers and other equipment, the right to the name "Home Pharmacy" and certain other intellectual property. The Company acquired up to $1,000,000 of Home Pharmacy's inventory, but did not acquire the balance of Home's inventory or its cash or like assets.

The Company has elected to consolidate the operations of Home Pharmacy retroactively to January 1, 1995 in accordance with ARB 51. Accordingly, the pre-acquisition income of Home Pharmacy of $982,000 has been deducted in the consolidated operations for the period ended September 30, 1995.


Note 2. Pro Forma Adjustments The following is a description and summary of the pro forma adjustments related to the accompanying balance sheets.

                                                   Nine months     Twelve months
                                                      ended            ended
                                                 Sept. 30, 1995    Dec. 31, 1994
                                                 --------------    -------------

(1)   Amortization of acquisition goodwill           338,000          451,000

To record estimated amotization of acquisition goodwill


(2)   Interest expense                               338,000          397,000

To record interest expense associated with financing the acquisition of Home Pharmacy

(3)   Subsidiary operations for period               982,000              --
      not owned

To record pre-acquisition income of Home Pharmacy

(4)   Related-party expense allocations                   --         620,000

To record elimination of original parent company overhead expenses


Note 3.  Net Income Per Share Information

The Pro Forma net loss per share and number of common shares outstanding have been calculated using the weighted average number of shares assumed to be outstanding as if the acquisition of Home Pharmacy had occurred on January 1, 1994 with respect to the year ended December 31, 1994 and on January 1, 1995 with respect to the nine months ended September 30, 1995.

                       CONSENT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors
Mednet, MPC Corporation
Las Vegas, Nevada



As independent public accountants, we hereby consent to the use of our report dated October 6, 1995 (and to all references to our Firm) included in or made a part of this (the attached)Form 8-K/A.




                                          /s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
January 17, 1996